CSOP ETF TRUST (the “Trust”)

CSOP China CSI 300 A-H Dynamic ETF (the “Fund”)

Supplement dated September 14, 2018 to the

Fund’s Prospectus and Statement of Additional Information (“SAI”),

each dated January 29, 2018

This supplement provides new and additional information beyond that contained in the Prospectus and SAI, and should be read in conjunction with the Prospectus and SAI.

After careful consideration, CSOP Asset Management Limited, the Fund’s investment adviser, has recommended, and the Board of Trustees of the Trust has approved, the termination and liquidation of the Fund pursuant to the terms of a Plan of Liquidation.

In connection with the planned liquidation, the Fund will close to new investments and stop accepting new orders for creation units on September 24, 2018. The last day of trading of the Fund’s shares on the NYSE Arca also will be September 24, 2018. From September 24, 2018 through September 28, 2018, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for Fund shares during that time period. Customary brokerage charges may apply to such transactions. The Fund will liquidate on or around September 28, 2018 (the “Liquidation Date”). For the ordinary income distribution, the ex-date will be September 26, 2018, the record date will be September 26, 2018, and the pay date will be September 28, 2018.

On or about September 24, 2018, the Fund will begin liquidating its portfolio assets. This will cause the Fund to increase its cash holdings and deviate from the investment objective and strategies stated in the Fund’s prospectus.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events for shareholders investing through taxable accounts. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. You should consult your personal tax advisor concerning your particular tax situation. As calculated on the Liquidation Date, the Fund's net asset value will reflect the costs of closing the Fund. Once the distributions are complete, the Fund will terminate.

If you would like additional information, please contact the Adviser at 2801-2803 Two Exchange Square, 8 Connaught Place, Central, Hong Kong or its Customer Service Hotline at (852) 3406 5688 or investorservice@csopasset.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.